POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ LAWRENCE W. DAHL

---------------------------------------

Lawrence W. Dahl

President, Chief Operating Office and Director

POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Lawrence W. Dahl and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ SAMUEL H. PILCH

-----------------------------------------

Samuel H. Pilch

Controller and Group Vice President

POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Lawrence W. Dahl and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ STEVEN C. VERNEY

-------------------------------------

Steven C. Verney

Treasurer

POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Lawrence W. Dahl and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ JOHN C. LOUNDS

----------------------------------

John C. Lounds

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Lawrence W. Dahl and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ DOUGLAS B. WELCH

--------------------------------------

Douglas B. Welch

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Lawrence W. Dahl and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ JOHN C. PINTOZZI

---------------------------------------

John C. Pintozzi

Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Lawrence W. Dahl and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ KEVIN R. SLAWIN

-----------------------------------

Kevin R. Slawin

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Lawrence W. Dahl and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ JAMES E. HOHMANN

-----------------------------------

James E. Hohmann

Director, Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Lawrence W. Dahl and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ MICHAEL J. VELOTTA

-------------------------------------

Michael J. Velotta

Director, Senior Vice President, General Counsel and Secretary